CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Chubasco Resources Corp., for the quarter ended January 31, 2005, I, Scott Young, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Quarterly Report on Form 10-QSB of Chubasco Resources Corp. for the quarter ended January 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005, fairly presents in all material respects, the financial condition and results of operations of Chubasco Resources Corp.

                                                                                                                        By:                 /s/ Scott Young

                                                                                                                        Name:            Scott Young

                                                                                                                        Title:              Principal and Chief Executive and
                                                                                                                                               Financial Officer, President,
                                                                                                                                               and Director

                                                                                                                        Date:              March 16, 2005